UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

     FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 22, 2006

     VYTERIS HOLDINGS (NEVADA), INC.
(Exact Name of Registrant as Specified in its Charter)

Nevada	000-32741	84-1394211
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer
Incorporation)		Identification No.)

13-01 Pollitt Drive, Fair Lawn, NJ		07410
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (201)703-2299

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

     On November 9, 2006, Vyteris Holdings (Nevada), Inc. (the “Company”) filed with the Securities and Exchange Commission a Current Report on Form 8-K containing a copy of the Company’s Investor Presentation appended thereto as Exhibit 99.2. The Company has amended its Investor Presentation and the Company’s current Investor Presentation is filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference in its entirety.

Item 9.01	Financial Statements and Exhibits

       The following Exhibit is attached to this Current Report:

       99.1       Investor Presentation

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VYTERIS HOLDINGS (NEVADA), INC.

By:	/s/ Timothy McIntyre
Name:	Timothy McIntyre
Title:	President and Chief Executive Officer

Dated: November 22, 2006